SMALLCAP World Fund, Inc.® Statement of Additional Information Supplement June 1, 2016 (for statement of additional information dated December 1, 2015, as supplemented to date)

The following is added to the “General information” section of the statement of additional information:

Credit facility — The fund, together with other U.S. registered investment funds managed by Capital Research and Management Company, has entered into a committed line of credit facility pursuant to which the funds may borrow up to $500 million as a source of temporary liquidity on a first-come, first-served basis. Under the credit facility, loans are generally unsecured; however, a borrowing fund must collateralize any borrowings under the facility on an equivalent basis if it has certain other collateralized borrowings.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-184-0616O CGD/10149-S56032